UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2016

SCANDIUM INTERNATIONAL MINING CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices) (Zip Code)

(775) 355-9500
Issuer’s telephone number

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).[X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[   ]

Item 5.07        Submission of Matters to a Vote of Security Holders.

At the 2017 Annual General Meeting of the holders of common shares of Scandium International Mining Corp. held on June 7, 2017, the shareholders voted on the following matters:

1.	Fixing the Number of Directors at Seven. The shareholders approved the number of directors to be fixed at seven.

For: 75,565,358 Against: 448,007 Not Voted: 1

2.	Election of Directors. The following nominees were elected as directors to serve until the next annual general meeting of the shareholders:

George F. Putnam:	For: 51,065,641
Withheld: 164,066
Not Voted: 24,783,659

William B. Harris:	For: 51,140,341
Withheld: 89,366
Not Voted: 24,783,659

Willem P.C. Duyvesteyn:	For: 51,053,141
Withheld: v176,566
Not Voted: 24,783,659

Barry Davies:	For: 51,194,041
Withheld: 35,666
Not Voted: 24,783,659

Warren Davis:	For: 51,152,341
Withheld: 77,366
Not Voted: 24,783,659

James Rothwell:	For: 51,142,341
Withheld: 87,366
Not Voted: 24,783,659

Andrew Greig:	For: 51,194,041
Withheld: 35,666
Not Voted: 24,783,659

3.	Appointment of Auditors. The shareholders approved the appointment of Davidson & Company LLP, Chartered Accountants as auditors of the Company at a remuneration to be fixed by the Directors.

For: 75,783,658 Withheld: 229,708 Not Voted: 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scandium International Mining Corp.
Date June 9, 2017	(Registrant)

/s/ Edward Dickinson
Edward Dickinson, Chief Financial Officer